LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED AUGUST 10, 2011

TO THE

SUMMARY PROSPECTUS, PROSPECTUS, AND

STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED MAY 1, 2011, OF

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2011, as supplemented on June 1, 2011, July 8, 2011 and August 10, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2011, as supplemented on August 10, 2011, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2010, are incorporated by reference into this Summary Prospectus.

The following text replaces the third paragraph in the section titled “Principal investment strategies” in the fund’s Summary Prospectus and Prospectus, and supplements the information in the section titled “More on the fund’s investment strategies, investments and risks — Maturity” in the fund’s Prospectus and the section titled “Investment Objective and Principal Investment Strategies — Principal Investment Strategies and Certain Limitations” in the Fund’s Statement of Additional Information:

The fund may invest in securities of any maturity. The fund normally maintains an average effective maturity of not more than three years. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature, such as a put feature, when the fund would be entitled to receive payment of principal and interest. The portfolio managers may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

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